UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 21, 2020
WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

2529 Virginia Beach Blvd., Suite 200 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On July 21, 2020, Wheeler REIT, L.P., a Virginia limited partnership (the “Operating Partnership”), of which Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), is the sole general partner, entered into the Third Amendment (the “Third Amendment”) to the Amended and Restated Credit Agreement, dated December 21, 2017 (the “Loan Agreement”) with KeyBank National Association (“KeyBank”).

The material changes to the Loan Agreement are as follows:

•
The monthly principal amortization payment of $350,000 required under the Loan Agreement shall continue to be paid on the first business day of each month; however, the additional principal prepayments required by Section 1d of the Second Amendment to the Loan Agreement shall no longer be required as the full principal amount of the outstanding loans shall be repaid on or before the maturity date.

•	KeyBank agreed to release its lien on all equity interests in WHLR Forrest Gallery, LLC and WHLR Franklin Village, LLC.

•	The revolving credit maturity date shall be December 31, 2020.

•
At all times until the revolving credit maturity date of December 31, 2020, the Operating Partnership shall not be permitted to make directly or indirectly any distributions in cash, other than distributions of such amounts as are necessary for the Operating Partnership to maintain its status as a real estate investment trust.

•	The minimum consolidated tangible net worth of the Operating Partnership and its respective subsidiaries shall not be less than $199,984,257.

•	Unrestricted cash and cash equivalents of the Operating Partnership must equal at least $1,500,000.

•	Sections 9.1, 9.2, 9.3 and 9.6 of the Loan Agreement is deleted in its entirety and replaced by the phrase "[Intentionally Omitted]";

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Current Report”), and is incorporated by reference herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01(d) Financial Statements and Exhibits.

10.1	Third Amendment to Amended and Restated Credit Agreement.

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Third Amendment to Amended and Restated Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Daniel Khoshaba
Name: Daniel Khoshaba
Title: Chief Executive Officer
Dated: July 24, 2020